Exhibit 99.2

SHIRE PLC
      UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information of Shire plc (“the Company”) as of and for the nine months ended September 30, 2013 and for the years ended December 31, 2012 and 2011 give effect to the Company’s divestment of the DERMAGRAFT business to Organogenesis Inc (“Organogenesis”), which was completed on January 16, 2014 and announced on January 17, 2014.

The unaudited pro forma consolidated statements of income have been prepared to present the Company’s results of operations as if the transaction pursuant to the Asset Purchase Agreement had occurred on January 1, 2011, the earliest period in which DERMAGRAFT was included in the consolidated results of the Company. The Company acquired the DERMAGRAFT business through the acquisition of Advanced BioHealing Inc. (“ABH”) on June 28, 2011. Accordingly no pro forma adjustments are required to be made to the Company’s historical reported consolidated statement of income for the year ended December 31, 2010 as a result of this divestment and this period has not been presented.

The unaudited pro forma consolidated balance sheet has been prepared to present the Company’s financial position as if the transaction pursuant to the Asset Purchase Agreement had occurred on September 30, 2013.

The pro forma adjustments are based on currently available information and certain preliminary estimates and assumptions and, therefore, the actual effects of the divestment may differ from the effects reflected in the unaudited pro forma consolidated financial information.

The unaudited pro forma consolidated financial information is not intended to be indicative of the financial position or results of operations of the Company as of such dates or for such periods, nor are they indicative of future results. The unaudited pro forma financial information is prepared using different assumptions and principles to those that will be used by the Company in preparing financial information in accordance with US GAAP. As such they are not indicative of the financial information that will be presented in the Company’s future Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q.

The unaudited pro forma consolidated financial information and the accompanying notes should be read together with the Company’s consolidated financial statements and the accompanying notes and the related “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2013.

SHIRE PLC
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS AT SEPTEMBER 30, 2013

	As Reported	Pro Forma Adjustments		Pro Forma
	$’M	$’M		$’M
ASSETS
Current assets:
Cash and cash equivalents	1,686.1	-		1,686.1
Restricted cash	16.6	-		16.6
Accounts receivable, net	1,037.8	(11.9)	(a)	1,025.9
Inventories	480.5	(20.5)	(a)	460.0
Deferred tax asset	210.6	(6.8)	(a)	203.8
Prepaid expenses and other current assets	282.3	-		282.3
Total current assets	3,713.9	(39.2)		3,674.7

Non-current assets:
Investments	36.7	-		36.7
Property, plant and equipment, net	965.1	(29.0)	(a)	936.1
Goodwill	621.3	-		621.3
Other intangible assets, net	2,976.0	(621.3)	(a)	2,354.7
Deferred tax asset	40.4	(7.4)	(a)	33.0
Other non-current assets	34.5	33.6	(b)	68.1
Total assets	8,387.9	(663.3)		7,724.6
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	1,581.6	2.0	(c)	1,583.6
Convertible bonds	1,100.0	-		1,100.0
Other current liabilities	163.2	-		163.2
Total current liabilities	2,844.8	2.0		2,846.8

Non-current liabilities:
Deferred tax liability	722.0	(228.0)	(a)	494.0
Other non-current liabilities	652.3	-		652.3
Total liabilities	4,219.1	(226.0)		3,993.1

Equity:
Common stock of 5p par value; 1,000 million shares authorized; and 562.9 million shares issued and outstanding	55.8	-		55.8
Additional paid-in capital	3,045.6	-		3,045.6
Treasury stock: 13.4 million shares	(466.6)	-		(466.6)
Accumulated other comprehensive income	101.3	-		101.3
Retained earnings	1,432.7	(437.3)	(d)	995.4
Total equity	4,168.8	(437.3)		3,731.5
Total liabilities and equity	8,387.9	(663.3)		7,724.6

SHIRE PLC
      UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS TO SEPTEMBER 30, 2013

	As Reported		Pro Forma Adjustments		Pro Forma results from continuing operations
	$’M		$’M		$’M
Revenues:
Product sales	3,541.8		(64.7)	(e)	3,477.1
Royalties	112.4		-		112.4
Other revenues	18.8		-		18.8
Total revenues	3,673.0		(64.7)		3,608.3
Costs and expenses:
Cost of product sales	528.7		(36.4)	(e)	492.3
Research and development	713.4		(10.2)	(e)	703.2
Selling, general and administrative	1,337.4		(139.5)	(e)	1,197.9
Goodwill impairment charge	198.9		(191.8)	(f)	7.1
Gain on sale of product rights	(14.6)		-		(14.6)
Reorganization costs	57.6		(10.4)	(e)	47.2
Integration and acquisition costs	39.9		-		39.9
Total operating expenses	2,861.3		(388.3)		2,473.0

Operating income	811.7		323.6	(e)	1,135.3

Interest income	1.6		-		1.6
Interest expense	(27.0)		(0.5)	(e)	(27.5)
Other income/(expense), net	(1.9)		0.3	(e)	(1.6)
Total other expense, net	(27.3)		(0.2)		(27.5)
Income / (loss) before income taxes and equity in (losses) / earnings of equity method investees	784.4		323.4		1,107.8
Income taxes	(183.9)		(48.0)	(g)	(231.9)
Equity in (losses)/earnings of equity method investees, net of taxes	0.6		-		0.6
Net Income / (loss)	601.1		275.4		876.5

Earnings per ordinary share from continuing operations - basic	109.3	c			159.4	c
Earnings per ordinary share from continuing operations - diluted	106.2	c			153.1	c
Weighted average number of shares (millions):
Basic	549.8				549.8
Diluted	587.5				587.5

SHIRE PLC
      UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR TO DECEMBER 31, 2012

	As Reported		Pro Forma Adjustments		Pro Forma results from continuing operations
	$’M		$’M		$’M
Revenues:
Product sales	4,406.7		(153.8)	(e)	4,252.9
Royalties	241.6		-		241.6
Other revenues	32.9		-		32.9
Total revenues	4,681.2		(153.8)		4,527.4
Costs and expenses:
Cost of product sales	645.4		(59.6)	(e)	585.8
Research and development	965.5		(11.7)	(e)	953.8
Selling, general and administrative	2,114.0		(167.4)	(e)	1,946.6
Gain on sale of product rights	(18.1)		-		(18.1)
Integration and acquisition costs	25.2		(10.4)	(e)	14.8
Total operating expenses	3,732.0		(249.1)		3,482.9

Operating income	949.2		95.3	(e)	1,044.5

Interest income	3.1		(0.1)	(e)	3.0
Interest expense	(38.2)		-		(38.2)
Other income/(expense), net	(2.7)		0.5	(e)	(2.2)
Total other expense, net	(37.8)		0.4		(37.4)
Income / (loss) before income taxes and equity in (losses) / earnings of equity method investees	911.4		95.7		1,007.1
Income taxes	(167.0)		(34.9)	(g)	(201.9)
Equity in (losses)/earnings of equity method investees, net of taxes	1.0		-		1.0
Net Income / (loss)	745.4		60.8		806.2

Earnings per ordinary share from continuing operations - basic	134.2	c			145.2	c
Earnings per ordinary share from continuing operations - diluted	130.9	c			141.1	c
Weighted average number of shares (millions):
Basic	555.4				555.4
Diluted	593.5				593.5

SHIRE PLC
      UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR TO DECEMBER 31, 2011

	As Reported		Pro Forma Adjustments		Pro Forma results from continuing operations
	$’M		$’M		$’M
Revenues:
Product sales	3,950.2		(105.3)	(e)	3,844.9
Royalties	283.5		-		283.5
Other revenues	29.7		-		29.7
Total revenues	4,263.4		(105.3)		4,158.1
Costs and expenses:
Cost of product sales	588.1		(36.4)	(e)	551.7
Research and development	770.7		(6.2)	(e)	764.5
Selling, general and administrative	1,751.4		(75.7)	(e)	1,675.7
Gain on sale of product rights	6.0		-		6.0
Reorganization costs	24.3		-		24.3
Integration and acquisition costs	13.7		(13.7)	(e)	-
Total operating expenses	3,154.2		(132.0)		3,022.2

Operating income	1,109.2		26.7	(e)	1,135.9

Interest income	1.9		-		1.9
Interest expense	(39.1)		-		(39.1)
Other income/(expense), net	18.1		0.4	(e)	18.5
Total other expense, net	(19.1)		0.4		(18.7)
Income / (loss) before income taxes and equity in (losses) / earnings of equity method investees	1,090.1		27.1		1,117.2
Income taxes	(227.6)		(9.9)	(g)	(237.5)
Equity in (losses)/earnings of equity method investees, net of taxes	2.5		-		2.5
Net Income / (loss)	865.0		17.2		882.2

Earnings per ordinary share from continuing operations - basic	156.9	c			160.1	c
Earnings per ordinary share from continuing operations - diluted	150.9	c			153.8	c
Weighted average number of shares (millions):
Basic	551.1				551.1
Diluted	595.4				595.4

SHIRE PLC
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(a) Adjustments to eliminate the assets and liabilities that were transferred to Organogenesis as part of the divestment, including estimated related deferred tax adjustments.

(b) Adjustment to reflect the estimated fair value of contingent consideration receivable of $33.6 million recognized as a result of the divestment of the DERMAGRAFT business.

(c) Adjustment to record estimated direct transaction costs of $2.0 million. The unaudited pro forma consolidated statements of income do not reflect nonrecurring direct transaction costs of $2.0 million.

(d) Adjustment to reflect the $437.3 million loss on disposal and associated impairment charges arising on the divestment of the DERMAGRAFT business, net of related deferred tax adjustments.

(e) Adjustments to reflect the removal of the historical results of the DERMAGRAFT business as if the transaction had occurred on January 1, 2011, including the costs of acquiring and integrating ABH.

(f) Adjustment to reflect the removal of the historical goodwill impairment charge of $191.8 million related to the DERMAGRAFT business.

(g) Related tax impact of pro forma adjustments, at the estimated statutory tax rate in effect (36.5%). The goodwill impairment charge recorded in the unaudited pro forma consolidated statement of income for the nine months ended September 30, 2013 is not tax deductible and has not been tax effected.